                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                       -----------------------------------


                                    FORM 8-K
                       -----------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 8, 1995

                    CABLEVISION OF BOSTON LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                             (State of Organization)

                    0-11165                        04-2756091
        (Commission File Number)            (IRS Employer Identification
                                                     Number)


                 28 Travis Street, Boston, Massachusetts  02134
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (617) 787-6600

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ITEM 5.   OTHER EVENTS

     On December 8, 1995, Cablevision of Boston Limited Partnership (the "Company") issued a press release announcing that it had completed the transfer of substantially all of the Company's assets and liabilities to a wholly-owned subsidiary. The press release regarding the Company's announcement is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  The following exhibits are filed as a part of this report on Form 8-K:

          Press Release, dated December 8, 1995

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                                INDEX TO EXHIBITS


Exhibit No.         Description                                  Page No.
-----------         -----------                                  --------
     1              Press Release, dated December 8, 1995

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    CABLEVISION OF BOSTON LIMITED PARTNERSHIP



                                   By:  /s/William Bell
                                        -----------------------------------
                                        William Bell
                                        Vice Chairman


Dated:  December 8, 1995

                                                                   Exhibit No. 1


( BW) (CABLEVISION) (CVC) Cablevision of Boston L.P. announces Incorporation

   Business Editors

     Woodbury, NY --(Business Wire)--Dec. 8, 1995- Cablevision of Boston Limited Partnership ("Cablevision Boston") announced today that it has completed the transfer of substantially all of Cablevision Boston's assets and liabilities to a wholly-owned subsidiary ("Boston Sub") (the "Incorporation"). The Incorporation is a condition to a further transaction designed to give Cablevision Systems Corporation full ownership of Cablevision Boston. A majority of the limited partners of Cablevision Boston who are unaffiliated with the general partners of Cablevision Boston consented to the Incorporation.

   --30--rg/ny*       kdb

   CONTACT:    Cablevision, Woodbury
               Charles Schueler, 516/393-1399


(end)